UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

COMSTOCK MINING INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35200	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 American Flat Road, Virginia City, Nevada 89440

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 775-847-5272

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 27, 2013, Comstock Mining Inc. (the “Company”) held its Annual Meeting. During this meeting, stockholders of the Company were asked to consider and vote upon four proposals: (1) election of the five nominees set forth in the 2013 Proxy Statement to the Board of Directors, (2) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers, (3) ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, and (4) designation of frequency of periodic advisory votes on executive compensation.

As of the record date for the Annual Meeting, April 17, 2013, there were 57,236,265 shares of common stock and 54,849 shares of preferred stock outstanding and entitled to vote. Each share of preferred stock outstanding on the record date entitled the holder thereof to one vote for each share of common stock into which such preferred stock may have been converted to on the record date, except for shares of Series A-1 Convertible Preferred Stock, which entitled the holders thereof to five votes for each share of common stock into which such preferred stock may have been converted to on the record date. Of the shares of common stock and preferred stock outstanding on the record date, the holders of common stock and/or preferred stock entitled to vote with respect to 215,692,617 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors. All of the nominees for directors were elected to serve for a term that expires at the annual meeting of stockholders in 2014, by the votes set forth in the table below.

Nominee	Voted For	Withheld
John V. Winfield	188,428,523	3,039,467
Corrado De Gasperis	189,148,977	2,319,013
Daniel W. Kappes	188,955,094	2,512,896
William J. Nance	189,047,243	2,420,747
Robert A. Reseigh	190,670,374	797,616

There were 24,224,627 broker non-votes received for each nominee.

2. Ratification of appointment of independent registered public accounting firm. The appointment of Deloitte & Touche LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
215,019,735	639,891	32,991	0

3. Advisory vote on executive compensation. The stockholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
182,677,526	2,901,973	5,888,491	24,224,627

4. Frequency of periodic advisory votes on executive compensation. The stockholders voted upon a non-binding advisory proposal as to the frequency with which the non-binding shareholder vote to approve the compensation of the Company’s named executive officers should be conducted as set forth in the table below.

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
182,211,429	344,576	2,578,006	6,333,979	24,224,627

Based on these results, the Company’s Board of Directors has determined to hold its advisory vote on the compensation of named executive officers every year until the next frequency vote. A frequency vote is required at least once every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: June 28, 2013	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Chief Executive Officer and President